Condensed Consolidated Statements of Cash Flows - additional details (Tables)	6 Months Ended
Jun. 30, 2026
Cash Flow Statement [Abstract]
Disclosure of depreciation, amortization, impairments and fair value adjustments

	Six months ended June 30
($ millions)	2026	2025

Property, plant & equipment	219	201
Right-of-use assets	49	43
Intangible assets	847	428
Other non-current assets(1)	10	(143)
Total	1,125	529
(1)    For the six months ended June 30, 2025, Other non-current assets includes gains on fair value remeasurements of investments in associated companies. Refer to Note 12 for additional information.

Disclosure of change in net current assets and other operating cash flow items

	Six months ended June 30
($ millions)	2026	2025

(Increase) in inventories	(166)	(107)
(Increase) in trade receivables	(157)	(165)
Increase in trade payables	82	108
Net change in other operating assets	(70)	(31)
Net change in other operating liabilities	(41)	(131)
Total	(352)	(326)